Exhibit 99.1

TELLENGER, INC.

Unaudited Financial Statements for the three months ended March 31, 2021

and

Audited Financial Statements for the year ended December 31, 2020

TELLENGER, INC.

BALANCE SHEET

(Unaudited)

March 31, 2021
ASSETS
Current assets
Cash and cash equivalents	$251,609
Accounts receivable	563,853
Prepaid expenses and other current assets	14,530
Total current assets	829,992

Total assets	$829,992

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$284,667
Accrued payroll and related liabilities	119,571
Total current liabilities	404,238

Liability - joint venture	28,642

Total liabilities	432,880

Stockholders' equity
Common stock, $1.00 par value, 1,000 shares authorized, 200 shares issued and outstanding as of December 31, 2020 and 2019	200
Additional paid-in capital	28,080
Retained earnings	368,832
Total stockholders' equity	397,112

Total liabilities and stockholders' equity	$829,992

The accompanying notes are an integral part of the financial statements

TELLENGER, INC.

STATEMENT OF OPERATIONS AND

COMPREHENSIVE INCOME

(Unaudited)

For the three months ended:
March 31, 2021
Revenues
Consulting/ contract revenue	$1,157,825
Total revenues	1,157,825

Cost of revenues
Cost of consulting/ contract revenue	952,863
Total cost of revenues	952,863

Gross profit	204,962

Selling, general and administrative expenses	102,484

Income from operations	102,478

Other income, net	86

Income before provision for income taxes	102,564

Provision for income taxes	-

Net income	$102,564

Comprehensive income	$102,564

Net income per common share - basic	$512.82

Net income per common share - diluted	$512.82

Weighted average common shares outstanding
Basic	200
Diluted	200

The accompanying notes are an integral part of the financial statements

TELLENGER, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

Unaudited

	Shares of
	Common		Additional
	Stock	Common	Paid-In	Retained
	Issued	Stock	Capital	Earnings	Total

Balances, December 31, 2019	200	$200	$28,079	$428,921	$457,200

Net income				102,564	102,564

Distributions				(162,653)	(162,653)

Balances, December 31, 2020	200	$200	$28,079	$368,832	$397,111

The accompanying notes are an integral part of the financial statements

TELLENGER, INC.

STATEMENT OF CASH FLOWS

(Unaudited)

For the three months ended:
March 31, 2021
Cash flows from operating activities
Net income	$102,564
Adjustments to reconcile net income to net cash provided by operating activities
Changes in operating assets and liabilities
Accounts receivable	161,876
Prepaid expenses and other current assets	1,676
Accounts payable	(55,611)
Accrued payroll and related liabilities	(1,050)
Net cash provided by operating activities	209,455

Cash flows from investing activities
Disposition of property and equipment	16,510
Net cash used in investing activities	16,510

Cash flows from financing activities
Distributions	(162,653)
Net cash used in financing activities	(162,653)

Net increase in cash and cash equivalents	63,312

Cash and cash equivalents, beginning of the year	188,297

Cash and cash equivalents, end of the year	$251,609

The accompanying notes are an integral part of the financial statements

1.            Summary of Significant Accounting Policies

Operations

Tellenger, Inc. (“the Company”), a subchapter S corporation, was incorporated under the corporate laws of the State of Maryland in 2007 to develop and market computer applications and provide computer programming, cyber security, and data analytics services. The Company provides services to customers throughout the United States, with a concentration in the Washington, D.C. metropolitan area.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results can, and in many cases will, differ from those estimates.

Revenue Recognition

See Note 2 for a detailed description of revenue recognition under Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). The Company adopted ASU 2014-09 and its related amendments (collectively known as “ASC 606”) effective January 1, 2020.

Segment Reporting

The Company has concluded that it operates in one business segment, providing information technology services and products.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of ninety days or less at the time of purchase to be cash equivalents. Deposits are maintained with a federally insured bank. Balances at times exceed federally insured limits, but management does not consider this to be a significant concentration of credit risk.

Accounts Receivable

Accounts receivable consist of trade accounts receivable and do not bear interest. The Company typically does not require collateral from its customers. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company reviews its allowance for doubtful accounts monthly. Accounts with receivable balances past due over 90 days are reviewed individually for collectability. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance sheet credit exposure related to its customers. No allowance for doubtful accounts has been recorded at March 31, 2021.

Property and Equipment

With the exception of automobiles, property and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the assets. Furniture and fixtures are depreciated over the lesser of the useful life or five years, off-the-shelf software is depreciated over the lesser of three years or the term of the license, custom software is depreciated over the least of five years, the useful life, or the term of the license, and computer equipment is depreciated over three years. Automobiles are stated at cost and depreciated over 15 years using the double-declining-balance method. Maintenance and minor repairs are charged to operations as incurred. Gains and losses on dispositions are recorded in operations.

Income Taxes

As a Subchapter S corporation, income taxes pass through to the shareholders of the corporation and are not recorded as a liability nor an expense of the corporation.

Income Per Share

The Company’s net income per share calculations are based upon the weighted average number of shares of common stock outstanding. See Note 9 for more details.

Concentration of Credit Risk

During the three months ended March 31, 2021, the Company’s subcontracts under federal procurements represented 97.8% of revenue, and 2.2% of revenue came from commercial and not-for-profit contracts. The terms of these contracts and subcontracts vary from single transactions to five years. Within this group of prime contracts with U.S. government agencies, two individual subcontract represented 42.9% and 34.4% of revenue, respectively. One prime contractor under which the Company has multiple subcontracts and a commercial contract represented 45.2% of revenue in aggregate.

At March 31, 2021, the Company’s accounts receivable included receivables from two subcontracts under federal procurements that represented 46.1% and 33.3% of the Company’s outstanding accounts receivable, respectively.

Related Party Transactions

The Company’s two members of its board of directors at March 31, 2021, were husband and wife, and also functioned as the senior management of the company.

COVID-19

The COVID-19 (coronavirus) outbreak has had a notable impact on general economic conditions, including, but not limited to, the temporary closures of many businesses, “shelter in place” and other governmental regulations, and “work from home” directives. There are many unknowns, and many regional inconsistencies. Notable potential effects on the Company include U.S. government procurements may be delayed or cancelled, work on new or existing contracts that require personal interactions may be suspended, payment processing for customer invoices may be delayed, employees and customers or their families may become infected, and personal business development meetings may not be able to take place. The Company continues to monitor the impact of the COVID-19 outbreak closely.

To date, the COVID-19 impact on the Company’s existing business has been minimal. The Company had previously implemented the necessary infrastructure for its employees to work remotely, so it did not experience material issues supporting its customers. The Company rapidly adapted to the challenges presented to its administration, including challenges to management, accounting, and information technology infrastructure. The extent to which business development efforts have been hampered by the inability to meet with potential customers in person is indeterminable. The full extent to which the COVID-19 outbreak will impact the Company’s business, results of operations, financial condition, and cash flows over time is uncertain.

2.            Revenue from Contracts with Customers

Revenue is recognized when all of the following steps have been taken and criteria met for each contract:

•

Identification of the contract, or contracts, with a customer - A contract with a customer exists when (i) the Company enters into an enforceable contract with a customer that defines each party’s rights regarding the goods or services to be transferred and identifies the payment terms related to these goods or services, (ii) the contract has commercial substance and the parties are committed to perform and, (iii) it determines that collection of substantially all consideration to which the Company will be entitled in exchange for goods or services that will be transferred is probable based on the customer’s intent and ability to pay the promised consideration.

•

Identification of the performance obligations in the contract - Performance obligations promised in a contract are identified based on the goods or services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the goods or service either on its own or together with other resources that are readily available from third parties or from the Company, and are distinct in the context of the contract, whereby the transfer of the goods or services is separately identifiable from other promises in the contract. To the extent a contract includes multiple promised goods or services, the Company applies judgment to determine whether promised goods or services are capable of being distinct in the context of the contract. If these criteria are not met, the promised goods or services are accounted for as a combined performance obligation.

•

Determination of the transaction price - The transaction price is determined based on the consideration to which the Company will be entitled in exchange for transferring goods or services to the customer adjusted for estimated variable consideration, if any. The Company typically estimates the transaction price impact of discounts offered to the customers for early payments on receivables or rebates based on sales target achievements. Constraints are applied when estimating variable considerations based on historical experience where applicable.

•

Allocation of the transaction price to the performance obligations in the contract - If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on a relative standalone selling price basis. The Company determines standalone selling price by taking into account available information such as historical selling prices of the performance obligation, geographic location, overall strategic pricing objective, market conditions and internally approved pricing guidelines related to the performance obligations.

•

Recognition of revenue when, or as, the Company satisfies performance obligations - The Company satisfies performance obligations either over time or at a point in time as discussed in further detail below. Revenue is recognized at or over the time the related performance obligation is satisfied by transferring a promised good or service to a customer.

Nature of Products and Services

The Company generates revenue from the sales of information technology professional services. The Company sells through its direct relationships with end customers and under subcontractor arrangements.

Professional services are offered through time and materials arrangements and firm fixed-price arrangements. Revenue under time and materials arrangements is recognized over time in the period the hours are worked or the expenses are incurred, as control of the benefits of the work is deemed to have passed to the customer as the work is performed. Generally, revenue under fixed-price arrangements is recognized either over time or at a point in time based on the allocation of transaction pricing to each identified performance obligation as control of each is transferred to the customer.

Disaggregation of Revenue from Contracts with Customers

Contract	Year ended 12/31/2020
Type	Amount	Percentage

Services Time & Materials	$707,393	61.1%

Services Firm Fixed Price	450,432	38.9%

Total Revenue	$1,157,825

Contract Balances

Accounts Receivable

Trade accounts receivable are recorded at the billable amount where the Company has the unconditional right to bill, net of allowances for doubtful accounts. The allowance for doubtful accounts is based on the Company’s assessment of the collectability of accounts. Management regularly reviews the adequacy of the allowance for doubtful accounts by considering the age of each outstanding invoice, each customer's expected ability to pay and collection history, when applicable, to determine whether a specific allowance is appropriate. Accounts receivable deemed uncollectible are charged against the allowance for doubtful accounts when identified. There were no such allowances recognized at March 31, 2021.

Contract Assets

Contract assets consist of assets resulting when revenue recognized exceeds the amount billed or billable to the customer due to allocation of transaction price, and of amounts withheld from payment of invoices as a financing component of a contract. There were no balances of contract assets at March 31, 2021.

Contract Liabilities

Contract liabilities consist of amounts that have been invoiced and for which the Company has the right to bill, but that have not been recognized as revenue because the related goods or services have not been transferred. There were no balances of contract liabilities at March 31, 2021.

Costs to Obtain or Fulfill a Contract

When applicable, the Company recognizes an asset related to the costs incurred to obtain a contract only if it expects to recover those costs and it would not have incurred those costs if the contract had not been obtained. The Company recognizes an asset from the costs incurred to fulfill a contract if the costs (i) are specifically identifiable to a contract, (ii) enhance resources that will be used in satisfying performance obligations in future and (iii) are expected to be recovered. There were no such assets at March 31, 2021. When incurred, these costs are amortized ratably over the periods of the contracts to which those costs apply.

Financing Components

In instances where the timing of revenue recognition differs from the timing of invoicing, the Company assess whether the contract or subcontract includes a significant financing component. There were no contracts that included significant financing components at March 31, 2021.

Deferred Costs of Revenue

Deferred costs of revenue consist of the direct costs incurred by the company for which control of the associated asset or work product has not yet passed to the customer and thus the associated revenue has not been recognized. These costs are typically reported under the prepaid expenses or other current assets caption on the Company’s balance sheets. The Company recognizes these direct costs as the control or benefit is passed to the customer. There were no deferred costs of revenue at March 31, 2021.

3.           Leases

In February 2016, the Financial Accounting Standards Board issued ASU 2016-02, “Leases: Topic 842,” that requires lessees to recognize assets and liabilities on the balance sheet for most leases including operating leases, and followed it up with ASUs No. 2018-10, No. 2018-11, No. 2018-20, and No. 2019-01 (collectively “Topic 842”), which clarified certain aspects of the new leases standard and provided an optional transition method.

We adopted Topic 842 on January 1, 2020, and elected the optional transition method to initially apply the standard at the January 1, 2020, adoption date. As a result, we applied the new lease standard prospectively to our leases commencing on or after January 1, 2020. Comparative periods presented were not restated upon adoption. Similarly, new disclosures under the standard were made for periods beginning January 1, 2020, and not for prior comparative periods. Prior periods will continue to be reported under guidance in effect prior to January 1, 2020. In addition, we elected the package of practical expedients permitted under the transition guidance within the standard, which among other things, allowed us to not reassess contracts to determine if they contain leases, lease classification and initial direct costs. The standard did not impact our statements of operations and had no impact on our cash flows.

The Company has an operating lease which is a real estate lease for its headquarters in Rockville, Maryland. This lease is on a month-to-month basis. The Company determines if an arrangement is a lease at inception. When applicable, operating leases are included in right-of-use operating lease assets and operating lease liabilities in the Company’s balance sheets. There were no such applicable assets or liabilities as of March 31, 2021. As of March 31, 2021, the Company does not have any sales-type or direct financing leases.

The Company’s operating lease asset represents its right to use an underlying asset for the lease term and lease liabilities represent its obligation to make lease payments arising from the lease. Operating lease assets and liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. Since the lease does not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. The operating lease asset also includes any lease payments made and excludes lease incentives. Lease expense for lease payments is recognized on a straight-line basis over the lease term. The Company’s lease agreement includes rental payments escalating annually for inflation at a fixed rate. These payments are included in the initial measurement of the operating lease liability and operating lease asset. The Company does not have any rental payments which are based on a change in an index or a rate that can be considered variable lease payments, which would be expensed as incurred.

The Company’s lease agreement does not contain any material residual value guarantees or material restrictions or covenants.

The Company does not sublease any real estate to third parties.

For the three months ended March 31, 2021, the Company incurred $2,700 of expense related to its operating lease.

4.           Receivables

Accounts receivable at March 31, 2021, consist of the following:

March 31, 2021
Billed federal government	$548,978
Billed commercial and not-for-profit	-
Subtotal	$548,978
Unbilled commercial and not-for-profit	$14,875
Accounts receivable	563,853

Billed receivables from the federal government include amounts due from both prime contracts and subcontracts where the federal government is the end customer.

5.           Fair Value Measurements

The Company defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The standard describes a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value which are the following:

•	Level 1—Quoted prices in active markets for identical assets or liabilities;

•

Level 2—Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; and

•	Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The following table represents the fair value hierarchy for the Company’s financial assets (cash equivalents) measured at fair value on a recurring basis as of March 31, 2021:

	Level 1	Level 2	Level 3
December 31, 2020
Money market funds	$28	$-	$-
Total	$28	$-	$-

Money market funds are highly liquid investments. The pricing information on these investment instruments are readily available and can be independently validated as of the measurement date. This approach results in the classification of these securities as Level 1 of the fair value hierarchy.

The carrying amount of financial instruments such as accounts receivable and accounts payable approximate the related fair value due to the short-term maturities of these instruments.

6.           Property and Equipment

A summary of property and equipment at March 31, 2021, consist of the following:

2020
Computer equipment and software	$13,768
Less: accumulated depreciation and amortization	(13,768)
Total	$-

There was no depreciation or amortization expense recorded for the three months ended March 31, 2021.

7.           Revolving Line of Credit

The Company entered into a revolving line of credit agreement with M&T Bank providing for demand or short-term borrowings up to $250,000. The bank was granted a security interest in all of the Company’s assets as well as a security interest in selected assets of the owners as guarantors. At March 31, 2021, the Company was in compliance with its covenants with its lender.

The Company did not borrow under the arrangement in 2021 and there was no outstanding balance on the line of credit at March 31, 2021.

8.           Retirement Plans

The Company has a Cash or Deferred Arrangement Agreement, which satisfies the requirements of Section 401(k) of the Internal Revenue Code. This defined contribution retirement plan covers substantially all employees. Participants can elect to have up to the maximum percentage allowable of their salaries reduced and contributed to the plan. The Company may make matching contributions equal to a discretionary percentage of the participants’ elective deferrals. In the three months ended March 31, 2021, the Company matched 100% of the first 3% of the participants’ elective deferrals. The balance of funds forfeited by former employees from unvested employer matching contribution accounts may be used to offset current and future employer matching contributions. The Company may also make additional contributions to all eligible employees at its discretion. The Company did not make additional contributions during the period reported. Expenses for matching contributions for the three months ended March 31, 2021 was $8,188.

9.           Income Per Share

Basic income per share excludes dilution and is computed by dividing income available to common shareholders by the weighted-average number of shares outstanding for the period. Diluted income per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock, except for periods when the Company reports a net loss, because the inclusion of such items would be antidilutive. No shares were excluded from diluted shares for the three months ended March 31, 2021.

The following is a reconciliation of the amounts used in calculating basic and diluted net income per common share.

			Per share
	Net income (loss)	Shares	amount
Basic net income per common share for the three months ended March 31, 2021:
Income available to common shareholders	$102,564	200	$512.82
Effect of dilutive securities	-	-	-
Diluted net income per common share for the three months ended March 31, 2021:	$102,564	200	$512.82

10.         Financial Statement Captions

The following table summarizes the Company’s prepaid expenses and other current assets as of March 31, 2021:

March 31, 2021
Legal retainer	$7,810
Prepaid insurance	4,020
Prepaid rent	900
Security deposit	1,800
Total	$14,530

11.         Liability – Joint Venture

The Company is party to a joint venture that operates as a general partnership. As of December 31, 2019, the Company’s capital account in the joint venture had a negative balance of $28,642. The joint venture has published neither financial statements nor Schedule K-1 documents for the year ended December 31, 2020, nor for the three months ended March 31, 2021, but the company managing the joint venture have indicated that the joint venture had allocable net income in 2020 and expects to have net income in 2021, which will reduce the overall liabilities of its members. The managing company also indicated that the members do have a duty to make up any capital shortages, however member companies who have previously left the joint venture were not required to replenish negative capital accounts.

The contract vehicle for which the joint venture was formed has expired, but contracts under the joint venture are scheduled to continue into 2023, after which the joint venture will be dissolved. The sole contract under which the Company still participates within the joint venture will expire on June 30, 2021.

12.         Subsequent Events

Sale of the Company

On April 7, 2021, the Company executed and closed a stock purchase agreement to sell all of the issued and outstanding shares of stock of Tellenger, Inc. to Information Analysis Incorporated (“IAI”).

IAI is a public company that is primarily engaged in the businesses of information technology modernization services. IAI has access to a range of federal government contract vehicles and subcontracts under federal government agencies which include the Department of Homeland Security, the U.S. Small Business Administration, the Department of Veterans Affairs, the Department of the Treasury, and the U.S. Marine Corps, among others. IAI is seeking to expand its offerings into the arenas of cyber security and data analytics.

Tellenger, Inc. will continue to operate as a wholly-owned subsidiary of IAI until it, with all of its contracts, qualifications, certifications, and clearances, is able to fully integrate into IAI.

Credit Facility

In conjunction with the transaction, on April 16, 2021, the Company and IAI jointly procured a $1 million term loan with Summit Community Bank (“Summit”) to assist with post-acquisition cash flow and integration costs. The loan will be repaid with monthly payments consisting of a fixed principal amount plus accrued interest over the course of two years at a fixed interest rate of 4.89%. The Company and IAI also replaced the Company’s prior revolving line of credit discussed in Note 7 with a $1 million revolving line of credit from Summit at a variable rate equal to the Prime Rate published in the Wall Street Journal, which is currently 3.25%, subject to a floor of 3.25%, with an expiration of April 16, 2022.

TELLENGER, INC.

Audited Financial Statements for the year ended December 31, 2020

Independent Auditors' Report

To the Board of Directors of

Tellenger, Inc.

Rockville, MD

We have audited the accompanying financial statements of Tellenger, Inc., which comprise the balance sheet as of December 31, 2020, and the related statements of operations and comprehensive income, changes in stockholders’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Tellenger, Inc. as of December 31, 2020, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Matthews, Carter, and Boyce

Fairfax, Virginia

June 24, 2021

TELLENGER, INC.

BALANCE SHEET

(Audited)

December 31, 2020
ASSETS
Current assets
Cash and cash equivalents	$188,297
Accounts receivable	725,729
Prepaid expenses and other current assets	16,206
Right-of-use operating lease asset	2,663
Total current assets	932,895

Property and equipment, net of accumulated depreciation and amortization of $35,059	16,509
Total assets	$949,404

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$340,278
Accrued payroll and related liabilities	120,621
Operating lease liability - current	2,663
Total current liabilities	463,562

Liability - joint venture	28,642

Total liabilities	492,204

Stockholders' equity
Common stock, $1.00 par value, 1,000 shares authorized, 200 shares issued and outstanding as of December 31, 2020	200
Additional paid-in capital	28,079
Retained earnings	428,921
Total stockholders' equity	457,200

Total liabilities and stockholders' equity	$949,404

The accompanying notes are an integral part of the financial statements

TELLENGER, INC.

STATEMENT OF OPERATIONS AND

COMPREHENSIVE INCOME

(Audited)

For the year ended:
December 31, 2020
Revenues
Consulting/ contract revenue	$4,449,113
Total revenues	4,449,113

Cost of revenues
Cost of consulting/ contract revenue	3,608,613
Total cost of revenues	3,608,613

Gross profit	840,500

Selling, general and administrative expenses	669,728

Income from operations	170,772

Other income, net	10,020

Income before provision for income taxes	180,792

Provision for income taxes	-

Net income	$180,792

Comprehensive income	$180,792

Net income per common share - basic	$903.96

Net income per common share - diluted	$903.96

Weighted average common shares outstanding
Basic	200
Diluted	200

The accompanying notes are an integral part of the financial statements

TELLENGER, INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

(Audited)

	Shares of
	Common		Additional
	Stock	Common	Paid-In	Retained
	Issued	Stock	Capital	Earnings	Total

Balances, December 31, 2019	200	$200	$28,079	$276,599	$304,878

Net income				180,792	180,792

Distributions				(28,470)	(28,470)

Balances, December 31, 2020	200	$200	$28,079	$428,921	$457,200

The accompanying notes are an integral part of the financial statements

TELLENGER, INC.

STATEMENT OF CASH FLOWS

(Audited)

For the year ended:
December 31, 2020
Cash flows from operating activities
Net income	$180,792
Adjustments to reconcile net income to net cash provided by operating activities
Gain on grant received	(10,000)
Depreciation and amortization	1,875
Changes in operating assets and liabilities
Accounts receivable	208,077
Prepaid expenses and other current assets	(7,682)
Accounts payable	(263,849)
Accrued payroll and related liabilities	37,356
Net cash provided by operating activities	146,569

Cash flows from financing activities
Proceeds from grant	10,000
Distributions	(28,470)
Net cash used in financing activities	(18,470)

Net increase in cash and cash equivalents	128,099

Cash and cash equivalents, beginning of the year	60,198

Cash and cash equivalents, end of the year	$188,297

The accompanying notes are an integral part of the financial statements

TELLENGER, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020

1.           Summary of Significant Accounting Policies

Operations

Tellenger, Inc. (“the Company”), a subchapter S corporation, was incorporated under the corporate laws of the State of Maryland in 2007 to develop and market computer applications and provide computer programming, cyber security, and data analytics services. The Company provides services to customers throughout the United States, with a concentration in the Washington, D.C. metropolitan area.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results can, and in many cases will, differ from those estimates.

Revenue Recognition

See Note 2 for a detailed description of revenue recognition under Accounting Standards Update No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”). The Company adopted ASU 2014-09 and its related amendments (collectively known as “ASC 606”) effective January 1, 2020.

Segment Reporting

The Company has concluded that it operates in one business segment, providing information technology services and products.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of ninety days or less at the time of purchase to be cash equivalents. Deposits are maintained with a federally insured bank. Balances at times exceed federally insured limits, but management does not consider this to be a significant concentration of credit risk.

Accounts Receivable

Accounts receivable consist of trade accounts receivable and do not bear interest. The Company typically does not require collateral from its customers. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company reviews its allowance for doubtful accounts monthly. Accounts with receivable balances past due over 90 days are reviewed individually for collectability. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance sheet credit exposure related to its customers. No allowance for doubtful accounts has been recorded at December 31, 2020.

Property and Equipment

With the exception of automobiles, property and equipment are stated at cost and are depreciated using the straight-line method over the estimated useful lives of the assets. Furniture and fixtures are depreciated over the lesser of the useful life or five years, off-the-shelf software is depreciated over the lesser of three years or the term of the license, custom software is depreciated over the least of five years, the useful life, or the term of the license, and computer equipment is depreciated over three years. Automobiles are stated at cost and depreciated over 15 years using the double-declining-balance method. Maintenance and minor repairs are charged to operations as incurred. Gains and losses on dispositions are recorded in operations.

TELLENGER, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020

Income Taxes

As a Subchapter S corporation, income taxes pass through to the shareholders of the corporation and are not recorded as a liability nor an expense of the corporation.

Income Per Share

The Company’s net income per share calculations are based upon the weighted average number of shares of common stock outstanding. See Note 9 for more details.

Concentration of Credit Risk

During the year ended December 31, 2020, the Company’s subcontracts under federal procurements represented 95.6% of revenue, and 4.4% of revenue came from commercial and not-for-profit contracts. The terms of these contracts and subcontracts vary from single transactions to five years. Within this group of prime contracts with U.S. government agencies, two individual subcontract represented 37.1% and 37.0% of revenue, respectively. One prime contractor under which the Company has multiple subcontracts and a commercial contract represented 47.7% of revenue in aggregate, and another prime contractor under which the Company has multiple subcontracts represented 37.6% of revenue in aggregate.

At December 31, 2020, the Company’s accounts receivable included receivables from two subcontracts under federal procurements that represented 41.6% and 37.9% of the Company’s outstanding accounts receivable, respectively. Receivables from one prime contractor under which the Company has multiple subcontracts and a commercial contract represented 45.4% of the Company’s outstanding accounts receivable in aggregate, and receivables from one prime contractor under which the Company has a subcontract represented 37.9% of the Company’s outstanding accounts receivable.

Related Party Transactions

The Company’s two members of its board of directors at December 31, 2020, were husband and wife, and also functioned as the senior management of the Company.

COVID-19

The COVID-19 (coronavirus) outbreak has had a notable impact on general economic conditions, including, but not limited to, the temporary closures of many businesses, “shelter in place” and other governmental regulations, and “work from home” directives. There are many unknowns, and many regional inconsistencies. Notable potential effects on the Company include U.S. government procurements may be delayed or cancelled, work on new or existing contracts that require personal interactions may be suspended, payment processing for customer invoices may be delayed, employees and customers or their families may become infected, and personal business development meetings may not be able to take place. The Company continues to monitor the impact of the COVID-19 outbreak closely.

To date, the COVID-19 impact on the Company’s existing business has been minimal. The Company had previously implemented the necessary infrastructure for its employees to work remotely, so it did not experience material issues supporting its customers. The Company rapidly adapted to the challenges presented to its administration, including challenges to management, accounting, and information technology infrastructure. The extent to which business development efforts have been hampered by the inability to meet with potential customers in person is indeterminable. The full extent to which the COVID-19 outbreak will impact the Company’s business, results of operations, financial condition, and cash flows over time is uncertain.

TELLENGER, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020

2.           Revenue from Contracts with Customers

Revenue is recognized when all of the following steps have been taken and criteria met for each contract:

•

Identification of the contract, or contracts, with a customer - A contract with a customer exists when (i) the Company enters into an enforceable contract with a customer that defines each party’s rights regarding the goods or services to be transferred and identifies the payment terms related to these goods or services, (ii) the contract has commercial substance and the parties are committed to perform and, (iii) it determines that collection of substantially all consideration to which the Company will be entitled in exchange for goods or services that will be transferred is probable based on the customer’s intent and ability to pay the promised consideration.

•

Identification of the performance obligations in the contract - Performance obligations promised in a contract are identified based on the goods or services that will be transferred to the customer that are both capable of being distinct, whereby the customer can benefit from the goods or service either on its own or together with other resources that are readily available from third parties or from the Company, and are distinct in the context of the contract, whereby the transfer of the goods or services is separately identifiable from other promises in the contract. To the extent a contract includes multiple promised goods or services, the Company applies judgment to determine whether promised goods or services are capable of being distinct in the context of the contract. If these criteria are not met, the promised goods or services are accounted for as a combined performance obligation.

•

Determination of the transaction price - The transaction price is determined based on the consideration to which the Company will be entitled in exchange for transferring goods or services to the customer adjusted for estimated variable consideration, if any. The Company typically estimates the transaction price impact of discounts offered to the customers for early payments on receivables or rebates based on sales target achievements. Constraints are applied when estimating variable considerations based on historical experience where applicable.

•

Allocation of the transaction price to the performance obligations in the contract - If the contract contains a single performance obligation, the entire transaction price is allocated to the single performance obligation. Contracts that contain multiple performance obligations require an allocation of the transaction price to each performance obligation based on a relative standalone selling price basis. The Company determines standalone selling price by taking into account available information such as historical selling prices of the performance obligation, geographic location, overall strategic pricing objective, market conditions and internally approved pricing guidelines related to the performance obligations.

•

Recognition of revenue when, or as, the Company satisfies performance obligations - The Company satisfies performance obligations either over time or at a point in time as discussed in further detail below. Revenue is recognized at or over the time the related performance obligation is satisfied by transferring a promised good or service to a customer.

Nature of Products and Services

The Company generates revenue from the sales of information technology professional services. The Company sells through its direct relationships with end customers and under subcontractor arrangements.

Professional services are offered through time and materials arrangements and firm fixed-price arrangements. Revenue under time and materials arrangements is recognized over time in the period the hours are worked or the expenses are incurred, as control of the benefits of the work is deemed to have passed to the customer as the work is performed. Generally, revenue under fixed-price arrangements is recognized either over time or at a point in time based on the allocation of transaction pricing to each identified performance obligation as control of each is transferred to the customer.

TELLENGER, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020

Disaggregation of Revenue from Contracts with Customers

Contract	Year ended 12/31/2020
Type	Amount	Percentage

Services Time & Materials	$2,559,947	57.6%

Services Firm Fixed Price	1,886,665	42.4%

Total Revenue	$4,446,612

Contract Balances

Accounts Receivable

Trade accounts receivable are recorded at the billable amount where the Company has the unconditional right to bill, net of allowances for doubtful accounts. The allowance for doubtful accounts is based on the Company’s assessment of the collectability of accounts. Management regularly reviews the adequacy of the allowance for doubtful accounts by considering the age of each outstanding invoice, each customer's expected ability to pay and collection history, when applicable, to determine whether a specific allowance is appropriate. Accounts receivable deemed uncollectible are charged against the allowance for doubtful accounts when identified. There were no such allowances recognized at December 31, 2020.

Contract Assets

Contract assets consist of assets resulting when revenue recognized exceeds the amount billed or billable to the customer due to allocation of transaction price, and of amounts withheld from payment of invoices as a financing component of a contract. There were no balances of contract assets at December 31, 2020.

Contract Liabilities

Contract liabilities consist of amounts that have been invoiced and for which the Company has the right to bill, but that have not been recognized as revenue because the related goods or services have not been transferred. There were no balances of contract liabilities at December 31, 2020.

Costs to Obtain or Fulfill a Contract

When applicable, the Company recognizes an asset related to the costs incurred to obtain a contract only if it expects to recover those costs and it would not have incurred those costs if the contract had not been obtained. The Company recognizes an asset from the costs incurred to fulfill a contract if the costs (i) are specifically identifiable to a contract, (ii) enhance resources that will be used in satisfying performance obligations in future and (iii) are expected to be recovered. There were no such assets at December 31, 2020. When incurred, these costs are amortized ratably over the periods of the contracts to which those costs apply.

Financing Components

In instances where the timing of revenue recognition differs from the timing of invoicing, the Company assess whether the contract or subcontract includes a significant financing component. There were no contracts that included significant financing components at December 31, 2020.

Deferred Costs of Revenue

Deferred costs of revenue consist of the direct costs incurred by the company for which control of the associated asset or work product has not yet passed to the customer and thus the associated revenue has not been recognized. These costs are typically reported under the prepaid expenses or other current assets caption on the Company’s balance sheets. The Company recognizes these direct costs as the control or benefit is passed to the customer. There were no deferred costs of revenue at December 31, 2020.

TELLENGER, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020

3.           Leases

In February 2016, the Financial Accounting Standards Board issued ASU 2016-02, “Leases: Topic 842,” that requires lessees to recognize assets and liabilities on the balance sheet for most leases including operating leases, and followed it up with ASUs No. 2018-10, No. 2018-11, No. 2018-20, and No. 2019-01 (collectively “Topic 842”), which clarified certain aspects of the new leases standard and provided an optional transition method.

The Company adopted Topic 842 on January 1, 2020, and elected the optional transition method to initially apply the standard at the January 1, 2020, adoption date. As a result, the Company applied the new lease standard prospectively to our leases commencing on or after January 1, 2020. Comparative periods presented were not restated upon adoption. Similarly, new disclosures under the standard were made for periods beginning January 1, 2020, and not for prior comparative periods. Prior periods will continue to be reported under guidance in effect prior to January 1, 2020. In addition, the Company elected the package of practical expedients permitted under the transition guidance within the standard, which among other things, allowed the Company us to not reassess contracts to determine if they contain leases, lease classification and initial direct costs. The standard did not impact our statements of operations and had no impact on our cash flows.

The Company has an operating lease which is a real estate lease for its headquarters in Rockville, Maryland. This lease has a fixed lease term of 12 months. The Company determines if an arrangement is a lease at inception. Operating leases are included in right-of-use operating lease assets and operating lease liabilities in the Company’s balance sheets as of December 31, 2020. As of December 31, 2020, the Company does not have any sales-type or direct financing leases.

The Company’s operating lease asset represents its right to use an underlying asset for the lease term and lease liabilities represent its obligation to make lease payments arising from the lease. Operating lease assets and liabilities are recognized at the commencement date based on the present value of lease payments over the lease term. Since the lease does not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. The operating lease asset also includes any lease payments made and excludes lease incentives. Lease expense for lease payments is recognized on a straight-line basis over the lease term. The Company’s lease agreement includes rental payments escalating annually for inflation at a fixed rate. These payments are included in the initial measurement of the operating lease liability and operating lease asset. The Company does not have any rental payments which are based on a change in an index or a rate that can be considered variable lease payments, which would be expensed as incurred.

The Company’s lease agreement does not contain any material residual value guarantees or material restrictions or covenants.

The Company does not sublease any real estate to third parties.

TELLENGER, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020

The following table provides supplemental balance sheet information related to the Company’s operating lease:

Balance Sheet	As of
Classification	December 31, 2020

Assets:
Right-to-use operating lease asset	$2,663

Liabilities:
Operating lease liability - current	$2,663
Total lease liabilities	$2,663

The following table reconciles the undiscounted cash flows to the operating lease liabilities recorded in the Company’s balance sheet at December 31, 2020.

December 31, 2020

Payments in 2021	$2,700
Total lease payments	2,700
Less: discount	(37)
Present value of lease liabilities	$2,663

As of December 31, 2020, the Company’s sole operating lease had a lease term of three months remaining. The discount rate of the lease is equal to Company’s estimated incremental borrowing rate at the measurement date of the lease agreement. The weighted average discount rate of the Company’s operating lease is approximately 5.5%. For the year ended December 31, 2020, the Company incurred $15,308 of expense related to its operating leases.

4.           Receivables

Accounts receivable at December 31, 2020, consist of the following:

2020
Billed federal government	$692,899
Billed commercial and not-for-profit	32,830
Accounts receivable	$725,729

Billed receivables from the federal government include amounts due from both prime contracts and subcontracts where the federal government is the end customer.

5.           Fair Value Measurements

The Company defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Valuation techniques used to measure fair value must maximize the use of observable inputs and minimize the use of unobservable inputs. The standard describes a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value which are the following:

•	Level 1—Quoted prices in active markets for identical assets or liabilities;

•

Level 2—Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; and

TELLENGER, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020

•	Level 3—Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The following table represents the fair value hierarchy for the Company’s financial assets (cash equivalents) measured at fair value on a recurring basis as of December 31, 2020:

	Level 1	Level 2	Level 3
December 31, 2020
Money market funds	$100,174	$-	$-
Total	$100,174	$-	$-

Money market funds are highly liquid investments. The pricing information on these investment instruments are readily available and can be independently validated as of the measurement date. This approach results in the classification of these securities as Level 1 of the fair value hierarchy.

The carrying amount of financial instruments such as accounts receivable and accounts payable approximate the related fair value due to the short-term maturities of these instruments.

6.           Property and Equipment

A summary of property and equipment at December 31, 2020, consist of the following:

2020
Computer equipment and software	$13,768
Automobile	37,800
Subtotal	51,568
Less: accumulated depreciation and amortization	(35,059)
Total	$16,509

Depreciation and amortization expense was $1,875 for the year ended December 31, 2020.

7.           Revolving Line of Credit

The Company entered into a revolving line of credit agreement with M&T Bank providing for demand or short-term borrowings up to $250,000. The bank was granted a security interest in all of the Company’s assets as well as a security interest in selected assets of the owners as guarantors. At December 31, 2020, the Company was in compliance with its covenants with its lender.

The Company did not borrow under the arrangement in 2020 and there was no outstanding balance on the line of credit at December 31, 2020.

8.           Retirement Plans

The Company has a Cash or Deferred Arrangement Agreement, which satisfies the requirements of Section 401(k) of the Internal Revenue Code. This defined contribution retirement plan covers substantially all employees. Participants can elect to have up to the maximum percentage allowable of their salaries reduced and contributed to the plan. The Company may make matching contributions equal to a discretionary percentage of the participants’ elective deferrals. In 2020, the Company matched 100% of the first 3% of the participants’ elective deferrals. The balance of funds forfeited by former employees from unvested employer matching contribution accounts may be used to offset current and future employer matching contributions. The Company may also make additional contributions to all eligible employees at its discretion. The Company did not make additional contributions during 2020. Expenses for matching contributions for the years ended December 31, 2020 was $33,268.

TELLENGER, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020

9.           Income Per Share

Basic income per share excludes dilution and is computed by dividing income available to common shareholders by the weighted-average number of shares outstanding for the period. Diluted income per share reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock, except for periods when the Company reports a net loss, because the inclusion of such items would be antidilutive. No shares were excluded from diluted shares for the year ended December 31, 2020.

The following is a reconciliation of the amounts used in calculating basic and diluted net income per common share.

			Per share
	Net income (loss)	Shares	amount
Basic net income per common share for the year ended December 31, 2020:
Income available to common shareholders	$180,792	200	$903.96
Effect of dilutive securities	-	-	-
Diluted net income per common share for the year ended December 31, 2020:	$180,792	200	$903.96

10.          Financial Statement Captions

The following table summarizes the Company’s prepaid expenses and other current assets as of December 31, 2020:

2020
Legal retainer	$8,365
Prepaid insurance	6,041
Security deposit	1,800
Total	$16,206

11.         Liability – Joint Venture

The Company is party to a joint venture that operates as a general partnership. Investment in the joint venture is accounted for under the equity method.  As of December 31, 2019, the Company’s capital account in the joint venture had a negative balance of $28,642. The joint venture has published neither financial statements nor Schedule K-1 documents for the year ended December 31, 2020, but the company managing the joint venture has indicated that the joint venture had allocable net income in 2020, which will reduce the overall liabilities of its members. The managing company indicated that the partners do have a duty to make up any capital shortages.

The contract vehicle for which the joint venture was formed has expired, but contracts under the joint venture are scheduled to continue into 2023, after which the joint venture will be dissolved. The sole contract under which the Company still participates within the joint venture will expire on June 30, 2021.

TELLENGER, INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2020

12.         Subsequent Events

Sale of the Company

On April 7, 2021, the Company executed and closed a stock purchase agreement to sell all of the issued and outstanding shares of stock of Tellenger, Inc. to Information Analysis Incorporated (“IAI”).

IAI is a public company that is primarily engaged in the businesses of information technology modernization services. IAI has access to a range of federal government contract vehicles and subcontracts under federal government agencies which include the Department of Homeland Security, the U.S. Small Business Administration, the Department of Veterans Affairs, the Department of the Treasury, and the U.S. Marine Corps, among others. IAI is seeking to expand its offerings into the arenas of cyber security and data analytics.

Tellenger, Inc. will continue to operate as a wholly-owned subsidiary of IAI until it, with all of its contracts, qualifications, certifications, and clearances, is able to fully integrate into IAI.

Credit Facility

In conjunction with the transaction, on April 16, 2021, the Company and IAI jointly procured a $1 million term loan with Summit Community Bank (“Summit”) to assist with post-acquisition cash flow and integration costs. The loan will be repaid with monthly payments consisting of a fixed principal amount plus accrued interest over the course of two years at a fixed interest rate of 4.89%. The Company and IAI also replaced the Company’s prior revolving line of credit discussed in Note 7 with a $1 million revolving line of credit from Summit at a variable rate equal to the Prime Rate published in the Wall Street Journal, which is currently 3.25%, subject to a floor of 3.25%, with an expiration of April 16, 2022.

The Company has evaluated events and transactions for potential recognition or disclosure through the date of the independent auditors’ report, which is the date the financial statements were available to be issued.  Except as described above, no other significant events or transactions were identified.